UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 29, 2023

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter). Emerging growth company Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01             Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On September 29, 2023, Nuvera Communications, Inc. (“Nuvera’’ or the “Company”) issued a press release announcing that it was suspending dividend payments to its shareholders and would not declare or pay a dividend in the 2023 third quarter. The Company stated the board’s action reflects the Company’s commitment to maximize available capital for the foreseeable future as it executes on its Nuvera Gig Cites™ project. This decision focuses available capital on deploying fiber and capturing the growth opportunity in new and existing markets in southern Minnesota. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K

On September 29, 2023, Nuvera issued a second press release announcing that it had notified the Federal Communications Commission (“FCC”) that Nuvera has decided to remain on the current Alternative Connect American Model (A-CAM) funding, rather than moving to the Enhanced A-CAM (E-ACAM) program that the FCC introduced earlier in 2023. A-CAM is an FCC administered program to subsidize the deployment of broadband to rural areas. E-ACAM is a successor to this program. Broadband providers were required to choose one of the two funding options and notify the FCC by September 29, 2023. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K

The Company has furnished as Exhibit 99.3 to this Form 8-K a Cautionary Statement on Forward-Looking statements.

The Company has furnished as Exhibit 99.4 an Investor Statement dated September 29, 2023.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Nuvera Communications, Inc. press release dated September 29, 2023, on decision to suspend cash dividend.
99.2	Nuvera Communications, Inc. press release dated September 29, 2023 that Nuvera had decided to remain with the exiting FCC A-CAM program.
99.3	Nuvera Cautionary Statement on Forward Looking Statements dated September 29, 2023.
99.4	Nuvera Investor Statement dated September 29, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2023	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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